UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2011

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-169258 (Commission File Number)	26-0273989 (I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois (Address of principal executive offices)		60061 (Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 23, 2011, CDW Corporation (“CDW”) announced that CDW LLC, a wholly owned subsidiary of CDW, is pursuing a proposed repricing of the extended portion of its outstanding senior secured term loan facility to take advantage of lower interest rates currently available in the senior secured debt market. The proposed amendment of the senior secured term loan facility is subject to lender consent and other conditions, and may not occur as described or at all.

A copy of the press release relating to the proposed repricing of the senior secured term loan facility is attached hereto as Exhibit 99.1.

The registrant is furnishing the information under this Item 7.01 in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On February 22, 2011, CDW announced that its wholly owned subsidiaries CDW LLC and CDW Finance Corporation (collectively, the “Issuers”) have commenced a cash tender offer (the “Offer”) to purchase any and all of their outstanding $890,000,000 aggregate principal amount of 11.00% Senior Exchange Notes due 2015 (the “Senior Cash Pay Notes”) and any and all of their outstanding $316,974,000 aggregate principal amount of 11.50% / 12.25% Senior PIK Election Exchange Notes due 2015 (the “Senior PIK Election Notes,” and together with the Senior Cash Pay Notes, the “Senior Notes”). In connection with the Offer, the Issuers are seeking from the holders of the Senior Notes consents to certain proposed amendments to the indenture for the Senior Notes that would eliminate substantially all of the restrictive covenants and certain events of default contained in the indenture governing the Senior Notes (the “Consent Solicitation”).

A copy of the press release relating to the Offer and the Consent Solicitation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release announcing proposed repricing of senior secured term loan facility, dated February 23, 2011.

99.2	Press release announcing the Offer and Consent Solication, dated February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: February 23, 2010	By:	/s/ Ann E. Ziegler
Ann E. Ziegler
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release announcing proposed repricing of senior secured term loan facility, dated February 23, 2011.

99.2	Press release announcing the Offer and Consent Solication, dated February 22, 2011.